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                                 EXHIBIT 24.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File No. 33-48581 and File No. 33-51174.


                                       /s/ Arthur Andersen LLP


                                       ARTHUR ANDERSEN LLP


March 24, 1997
Los Angeles, California